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Exhibit 32.1

CERTIFICATION
Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

        In connection with the Quarterly Report on Form 10-Q of PetroShare Corp., a Colorado corporation (the "Company") for the period ended September 30, 2016 as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned officers of the Company does hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to the best of our knowledge:

          1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 16, 2016

/s/ STEPHEN J. FOLEY Stephen J. Foley, Chief Executive Officer
/s/ PAUL D. MANISCALCO Paul D. Maniscalco, Chief Financial Officer

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  Exhibit 32.1
CERTIFICATION Pursuant to 18 U.S.C. Section 1350 As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002